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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------

                                   FORM 8-K/A

                                  ------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):


                                  June 30, 2007


                             DYNATRONICS CORPORATION

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-12697

               Utah                                        87-0398434

  (State or other jurisdiction of                 (IRS Employer Identification

          incorporation)                                     Number)

                              7030 Park Centre Dr.
                           Salt Lake City, Utah 84121
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 568-7000

   Former name or former address, if changed since last report: Not Applicable




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Introduction


On July 6, 2007, the Company filed a Current Report on Form 8-K (the "Orignial 8-K") for the purpose of reporting the acquistion on June 30, 2007 of Rajala Therapy Sales Associates, Inc., a California corporation ("Rajala"). Paragraph 2 of Item 1.01 of the Original 8-K included the inadvertent use of the word "million," after the numerical reference to the amount of cash paid to, and after the number of shares of Company stock issued to, the shareholders of Rajala in the merger. As corrected, paragraph 2 should read:


         Pursuant to the Rajala Agreement, all of the outstanding stock of Rajala was converted into the right to receive $2,620,000 in total consideration, comprised of $1,000,000 in cash, and 1,500,002 restricted shares of the Company's common stock.


The full text of the Original 8-K, as corrected reads as follows:


Item 1.01     Entry into a Material Definitive Agreement.

On June 30, 2007, Dynatronics Corporation, a Utah corporation (the "Company"), and its a wholly owned subsidiary, Dynatronics Distribution Company, a Utah limited liability company ("Merger Sub"), entered into and closed an Agreement and Plan of Merger (the "Rajala Agreement") with Rajala Therapy Sales Associates, a California corporation ("Rajala"). Pursuant to the Rajala Agreement, Rajala merged (the "Merger") with and into Merger Sub. Merger Sub continued as the surviving corporation, and the separate corporate existence of Rajala ceased. All of the outstanding common stock of Rajala was converted into the right to receive cash and shares of common stock of the Company. Rajala was the Company's largest independent distributor. Rajala was not affiliated with the Company.

Pursuant to the Rajala Agreement, all of the outstanding stock of Rajala was converted into the right to receive $2,620,000 in total consideration, comprised of $1,000,000 in cash, and 1,500,002 restricted shares of the Company's common stock. The cash portion of the consideration paid in the transactions was funded in part by a loan from Zions Bank Corporation in the amount of $3,000,000.

The Rajala Agreement contains various representations and warranties of the Company and Rajala. Each representation and warranty was made in connection with the Company's negotiations with Rajala, and is subject to specifically disclosed exceptions, qualifications, and limitations agreed by the parties in connection with the negotiations. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a shareholder might view as material, or may have been made for purposes of allocating contractual risk among the parties, rather than establishing matters as facts. Accordingly, investors should not view the representations and warranties contained in the Rajala Agreement as disclosures with respect to the actual state of facts concerning the business, operations or condition of any of the parties to the Rajala Agreement, and should not rely on them as such. Investors should read the Rajala Agreement together with the other information concerning the Company contained in reports and statements that the Company files with the Securities and Exchange Commission.


Item 2.01.    Completion of Acquisition or Disposition of Assets.

The signing and closing of the Rajala Agreement described above under item 1.01 may be deemed to constitute the completion of an acquisition by the Company under Item 2.01 of Form 8-K, and such information is incorporated by reference in this Item 2.01.


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Item 2.03     Creation of a Direct  Financial  Obligation or an Obligation
              under an Off-Balance Sheet Arrangement of a Registrant.

Refer to the description of the loan from Zions Bank Corporation contained in
Item 1.01 of this Report, which is incorporated herein by reference.


Item 3.02     Unregistered Sales of Equity Securities.

In connection with the Rajala Agreement the Company issued 1,500,002 shares (the "Shares") of its restricted common stock to the shareholders of Rajala, as partial consideration for all of the outstanding stock of Rajala. The Company believes that the issuance of the Shares was exempt from registration and prospectus delivery requirements of the Securities Act of 1933 (the "Act") pursuant to Section 4(2) of the Act, and in reliance on the exemption from registration provided by Rule 506 under the Act.. The Shares were issued directly by the Company and did not involve a public offering or general solicitation. Each recipient of the Shares received or had effective access to files and records of the Company that contained the relevant information needed to make his investment decision, including the Company's financial statements and periodic reports filed with the Commission. The Company has reasonable belief that each recipient of the Shares, individually or together with his purchaser representative, has such knowledge and experience in financial and business matters that he was capable of evaluating the merits and risks of his acquisition of the Shares.


Item 7.01.    Regulation FD Disclosure.

On July 2, 2007, the Company issued a press release announcing the Rajala Agreement, together with the subsequent acquisitions of certain additional companies. A copy of the press release is attached hereto as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this section of this Report shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.


Item          9.01 Financial Statements and Exhibits.

(d)      Exhibits.

         2.1 Agreement and Plan of Merger, dated June 30, 2007, by and among Dynatronics Corporations, Dynatronics Distribution Company, and Rajala Therapy Sales Associates (previously filed as an exhibit to the Original 8-K).

         99.1 Press Release issued by Dynatronics Corporation on July 2, 2007 (previously filed as an exhibit to the Original 8-K).


 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DYNATRONICS CORPORATION

                                            By:  /s/ Kelvyn H. Cullimore, Jr.
                                                 ----------------------------
                                            Kelvyn H. Cullimore, Jr.
                                            Chairman and President
Date:  July 9, 2007










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